Supplement dated October 1, 2003
                   to the Statement of Additional Information
                dated March 1, 2003, as revised July 1, 2003 for
                    Scudder RREEF Real Estate Securities Fund
                (Class A, B, C, R and Institutional Class Shares)

The following replaces similar information in the "PURCHASE AND REDEMPTION OF SHARES" section of the Fund's Statement of Additional Information:


Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features" (collectively, the "Large Order NAV Purchase Privilege"); (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the Large Order NAV Purchase Privilege referred to above; or (c) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees. Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

The following replaces similar information under "Multi-Class Suitability" in the Fund's Statement of Additional Information:

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plan").

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code
Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.